

Butler National Corporation

Annual Meeting of Shareholders

Tuesday – September 27, 2022
10:00 AM – Milburn Country Club – Overland Park, KS

Agenda

Fiscal Year 2022 Annual Meeting of Shareholders

1. CALL TO ORDER
2. DECLARATION OF A QUORUM
3. BUSINESS MEETING
4. ADJOURN
5. MANAGEMENT PRESENTATION


LETTER TO S
Dear Shareholders,
The financial year under review

Securities and Exchange Commission

Annual Meeting of Shareholders

- **Elect Three Directors for Three (3) Year Terms**
  - **Bradley K. Hoffman**
  - **Craig D. Stewart**
  - **John M. Edgar**

Ratify Selection of Auditors for Fiscal Year 2023

- **RBSM, LLP**

- **Advisory Vote on Compensation of Named Executives**



Butler National Corporation

Annual Meeting of Shareholders

Tuesday – September 27, 2022
10:00 AM – Milburn Country Club – Overland Park, KS

Agenda

Fiscal Year 2022 Annual Meeting of Shareholders

COMPLETED ITEMS 1 THROUGH 3

4 ADJOURN BUSINESS MEETING

5 MANAGEMENT PRESENTATION



LETTER TO S
Dear Shareholders,
The financial year under review

SEC Form 8-K filed Today, Sept 27, 2022

Butler National Corporation Cautionary Statement


WWW

- The statements in this presentation may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties and other factors could cause actual results, performance, financial condition, cash flows, prospects and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements.
- These risks, uncertainties and other factors include those set forth in Item 1A (Risk Factors) of the Butler National Corporation Annual Report on Form 10-K for the fiscal year ended April 30, 2022.

Our Locations

Corporate – Avionics/Defense – Aircraft Modifications

OLATHE, KANSAS

1 Our corporate headquarters are located in a 9,000 square foot owned facility for office and storage space at 19920 West 161st Street, in Olathe, Kansas.



TEMPE, ARIZONA

2 Butler National Corporation has an office and manufacturing operations at 4654 South Ash Ave., Tempe, Arizona in a 16,110 square foot owned facility.



NEWTON, KANSAS

3 Avcon Industries, Inc. is located at 714 North Oliver Road, Newton, Kansas, in a 42,700 square foot leased facility of hangar and office space at the municipal airport in Newton, Kansas.



Our Locations
Classic Aviation Products



www

4 New Century Airport – Olathe, Kansas

Butler Avionics, Inc. is located at 1 Aero Plaza, New Century, Kansas in a 34,300 square foot leased facility of hangar and office space at the New Century Airport (former Olathe Naval Air Station).



BUTLER



Our Business


WWW

- AEROSPACE PRODUCTS



Aircraft Modification (Aircraft Modifications, Aircraft)
Classic Aviation Products

Avionics (Avionics)
Defense Contracting & Electronics
Classic Aviation Products

- PROFESSIONAL SERVICES



Management Services (Gaming, Corporate)
Kansas State Owned Gaming - KELA
BHCMC and BNC Architecture & Civil Engineering

Aircraft Modifications
Multi-Mission Pod

AVCON
ISR SOLUTIONS




SA2428CE + SA2429CE
SA2300CE

Avcon offers provisions for up to 7 sensors, and our pod is designed to suit Most ISR Sensors. All the sensors inside the pod are attached to an STC approved Rail Payload Attach- ment that can be customized with mounting provisions for each specific piece or type of equipment (SIGINT antennae, Radar, EO/IR, IR/UV Scanners and so on.)

This King Air ISR Radome can potentially be used with customized provisional structures to mount various systems such as:

- LRU, LiDAR, or Hyperspectral
- Belly Mounted Hardpoint Rail System with Loading Zones
- Synthetic Aperture Radar
- Transmissive Pod/Radome
- Retractable EO/IR or GMTI IR/UV
- Scanner

The King Air 200 & B300 ISR Radome is also compatible with the AFT Camera ports (STC SA2429CE) and baggage compart- ment port (SA2428CE).



EASA Approval	YES
FAA Approval	YES
Applicable Aircraft	200 Series, 300 Series

**Diagrams are for illustrative purposes only and are not to scale. Aircraft pictured may vary slightly from applicable aircraft.*

Aircraft Modifications
Avcon Industries, Inc.



Aircraft Modifications

Avcon Industries, Inc. -- Newton, Kansas













Product Support for Legacy Aircraft

Avcon Industries, Inc. -- Newton, Kansas

Engineering Services



Diminishing Manufacturing Sources



Product Enhancements


N555

Keep Learjets airworthy & flying!

BOMBARDIER
LEARJET


GYROSCOPE, RATE


Butler National Corporation
Olathe, KS
913-780-9595
S/N

AVIONICS

Butler Avionics, Inc. – New Century, KS

BUTLER AVIONICS INC.

NEW AND USED PRODUCTS - INSTALLATIONS - SERVICE

Lear 24, 25, 28, 31, 35, 36, 55





Cessna 421

TBM 700



Lear 24, 25, 28, 31, 35, 36, 55



BUTLER NATIONAL CORPORATION
Tempe, Arizona

Apache/Longbow & Blackhawk Helicopters
- Gun Control, Testing Equipment, Cabling





BOOT HILL CASINO & RESORT

Dodge City, Kansas



Boot Hill
CASINO & RESORT





CASHIER



Boot Hill
CASINO & RESORT

In fiscal 2022 Boot Hill Casino received gross receipts for the State of Kansas of $50.2 million compared to $39.3 million in fiscal 2021, an increase of 27.7%.

Mandated fees, taxes and distributions reduced gross receipts by $15.8 million resulting in gaming revenue of $34.4 million in fiscal 2022 compared to $26.8 million in fiscal 2021, an increase of 28.4%.

FIRESIDES

SEC Form 8-K filed Today, Sept 27, 2022

Fiscal 2021 Performance


WWW

- FY2022 Earnings Per Share of $0.14
- Comparative information for fiscal years ending April 30:

(Dollars in thousands)		**2022**		2021
Total Revenue	$	**73,473**	$	61,480
Net Income (loss)		**10,368**		1,433
Cash		**12,487**		22,022
Assets		**100,809**		101,921
Stockholders' Equity		**40,834**		41,379
Backlog on April 30th		**22,067**		19,836
Backlog on July 1st		**24,165**		25,474
Research and Development		**2,352**		3,493

SEC Form 8-K filed Today, Sept 27, 2022

Certain Economic Drivers for Business Segments


WWW

- Services – Gaming – BHCMC (Boot Hill)
  - Patrons feel at home and have fun at BHCR
  - Patron Attitude toward future of markets
  - Job satisfaction of BHCMC team members
  - Gas and Oil prices worldwide
  - Grain and Cattle prices worldwide
  - Weather West Texas north to Dakotas
  - Discretionary income

SEC Form 8-K filed Today, Sept 27, 2022

Outlook for the future by business segment


WWW

- Services – BHCMC (BHCR) and other
  - Team members have ownership attitude
  - Marketing focus on tourism/patronage
  - Marketing approach is resulting in actual revenue and profit growth
  - Facility contract is now through 2039 total 30 years
  - Sports wagering is now live in Kansas
  - Sports wagering contract term is 5 years

SEC Form 8-K filed Today, Sept 27, 2022

BHCMC is now wholly owned by BNC


www

- Extension/renewal of the facility management contract is completed and approved by the State of Kansas (2039)
- BHCMC purchased the casino land and building for $41.25 million on December 22, 2020.
- In October 2021, BNSC purchased the non-controlling interest of BHCMC, LLC from BHC Investment Company LC for approximately $16.4 million, and as a result the Company now indirectly owns 100% of BHCMC.

SEC Form 8-K filed Today, Sept 27, 2022

Sports wagering went LIVE on Sept 1, 2022



WWW

- Sports Wagering went LIVE on Sept. 1, 2022
- Per Feedback from Platforms "Better than Expected"
- Golden Nugget Online Gaming and Bally's Corp Platforms in Future
- Significant Start Up Costs / Player Acquisition



DRAFT KINGS SPORTSBOOK
Boot Hill CASINO & RESORT
DRAFTKINGS SPORTSBOOK IS LIVE, KANSAS!
DOWNLOAD THE APP TODAY.

SEC Form 8-K filed Today, Sept 27, 2022

Boot Hill Casino Retail Sports Book


WWW

- Boot Hill Casino Retail Sports Book: Dodge City, Kansas
- Temporary Facility Open: Soon
- Renovations: Started Sept. 15, 2022
- Grand Opening: Early 2023


Boot Hill
CASINO & RESORT

SEC Form 8-K filed Today, Sept 27, 2022

Key Economic Drivers for Business Segments


www

- Aerospace – Avcon – BAI – Tempe
  - Global Government Interests
  - Gas and Oil prices worldwide
  - Special Mission – Worldwide stability
  - Refreshment of current aircraft fleets
  - Regulatory/Air Traffic Control Mandates
  - Technical Advances in Avionics
  - Overall Attitude toward discretionary income/spending

SEC Form 8-K filed Today, Sept 27, 2022

Outlook for the future by business segment


WWW

- Aerospace – Avcon – BAI – Tempe
  - Backlogs are strong through spring 2023
  - Refreshment of Learjet 30 and 60 series is happening for Special Mission fleets
  - Worldwide market is asking for more ISR surveillance and defense support
  - ISR STC Development for King Air & others

SEC Form 8-K filed Today, Sept 27, 2022

Avcon King Air B300 Special Mission Power


WWW

- Avcon King Air Model B300 Special Mission Power
- FAA STC Approved SA11298DS
- Increases Available Power from 300 Amp to 400 Amp
- Only Aftermarket Starter Generator with 400 Amps for King Air B300





SEC Form 8-K filed Today, Sept 27, 2022

Learjet Model 60 Hard Points


WWW

- Learjet Model 60 Hard Points
- FAA STC Approval ST01984WI
- New Special Mission Jet Platform




N99ZC

SEC Form 8-K filed Today, Sept 27, 2022

2016 Equity Incentive Plan


WWW

- 2016 Equity Incentive Plan, 12.5 million shares authorized 7.9 million issued – No immediate plan to issue remaining shares
- Board of Directors (BOD) believes that BNC should have retention program for all levels of employees
- Compensation Committee of BOD makes incentive award final determination
- Award is for performance and retention
- An outside consultant was hired to report to Compensation Committee of BOD
- Compensation Committee continues to consider awards and will make a recommendation to the BOD

SEC Form 8-K filed Today, Sept 27, 2022

Incentive 401(k) Match with BUKS stock


WWW

- Retirement Plan is a requirement for hiring and retention of employees in BNC segments
- Match encourages participation in the plan
- Stock match encourages loyalty to BNC team
- Active program to purchase stock to limit dilution
- Purchase procedure has allowed us to buy back 3,292,065 shares
- Last share match was 1,328,190 shares

THANK YOU!


N400MS